UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2007

INNOVA ROBOTICS AND AUTOMATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33231	95-4868120
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

15870 Pine Ridge Road, Fort Myers, Florida 33908
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (239) 466-0488

Copies to:
Gregory Sichenzia, Esq.
Eric A. Pinero, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the periodic reports of Innova Robotics & Automation, Inc. (the “Company”) filed with the Securities and Exchange Commission, on December 9, 2004, the Company’s wholly owned subsidiary, Robotic Workspace Technologies, Inc. (“RWT”), filed an action (the “Action”) in the United States District Court for the Middle District of Florida (the “Court”) entitled Robotic Workspace Technologies, Inc. v. ABB, Inc. and ABB Automation Technologies AB, Case No. 2:04-cv-611-FtM-29SPC. The Action alleged misappropriation and theft of trade secrets, breach of contract, and breach of an implied warranty of good faith. The Action stemmed from dealings between the parties in 2002.

On February 23, 2007, RWT entered into a Settlement Agreement (the “Settlement Agreement”) dated as of February 20, 2007 with ABB, Inc. and ABB Automation Technologies AB (collectively, “ABB”) in which ABB agreed to make a settlement payment to RWT in the amount of $2,925,000 no later than March 2, 2007 in exchange for RWT filing a Stipulation of Dismissal with the Court to dismiss the Action with prejudice. In addition, the parties agreed to forever settle, resolve and dispose of all claims, demands and causes of action asserted, existing or claimed to exist between the parties because of or in any way related to the Action.

On March 2, 2007, the Company issued a press release announcing the entry into the Settlement Agreement with ABB, a copy of which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c) Exhibits.

10.1	Settlement Agreement dated as of February 20, 2007 by and among Robotic Workspace Technologies, ABB, Inc. and ABB Automation Technologies AB.
99.1	Press Release of Innova Robotics & Automation, Inc. dated as of March 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVA HOLDINGS, INC.

Date: March 2, 2007	/s/ Walter K. Weisel
Walter K. Weisel
Chief Executive Officer